UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      February 6, 2006 (February 3, 2006)

                      MILLENNIUM BIOTECHNOLOGIES GROUP, INC
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    0-3338                       22-1558317
        ---------                   -------                      ----------
(state or other juris-           (Commission                  (I.R.S. Employer
diction of incorporation)        File Number)                Identification No.)

            665 Martinsville Road, Suite 219 Basking Ridge, NJ 07920
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (908) 604-2500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

At our Special Meeting of Stockholders on February 3, 2006, stockholders approved the following:

Approval of an amendment of our Certificate of Incorporation to increase the authorized number of shares of common stock from 75,000,000 shares to 200,000,000 shares.

For: 28,033,056           Against: 2,581,660           Abstain: 3,926

Total shares voted: 30,618,546 out of 55,318,497 eligible to vote.

On February 6, 2006, we amended our Certificate of Incorporation to increase the authorized number of shares of common stock from 75,000,000 shares to 200,000,000 shares.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

3.1 Certificate of Amendment to our Amended and Restated Certificate of Incorporation filed February 6, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MILLENNIUM BIOTECHNOLOGIES GROUP, INC


February 6, 2006                        By: /s/ Jerry E. Swon
                                            ------------------------------------
                                            Jerry E. Swon, President